                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 17, 1999
                                                  ---------------


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


Delaware                                1-8712                      62-0721803
(State or other                       (Commission                  (IRS Employer
jurisdiction of                      File Number)                 Identification
incorporation)                                                         No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (864) 271-7733
                                                           --------------


          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 17, 1999, Bowater Incorporated ("Bowater") sold all of the stock of its wholly-owned subsidiary Great Northern Paper, Inc. ("GNP") to Inexcon Maine, Inc. ("Inexcon"). The sale was made pursuant to a Stock Purchase Agreement dated May 18, 1999, by and between Bowater and Inexcon, as amended on August 17, 1999. The aggregate consideration of $250 million (consisting of cash, a note and the assumption of certain liabilities) was determined by arms-length negotiation between the parties. GNP operates pulp and paper mills in Millinocket and East Millinocket, Maine, and owns approximately 400,000 acres of timberlands and an extensive hydroelectric system.

         A copy of the related press release issued by Bowater on August 17, 1999, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Financial statements of businesses acquired:

                  Not applicable.

         Pro forma financial information:

                  The required pro forma financial information is filed herewith.

         Exhibits

                  Exhibit No.                        Description
                  -----------                        -----------

                  2.1 Stock Purchase Agreement dated as of May 18, 1999, by and between Inexcon Maine, Inc. and the Company. Schedules and other attachments have been omitted but will be furnished supplementally to the Commission upon request.

                  2.1.1 Amendment No. 1 dated August 17, 1999, to Stock Purchase Agreement dated May 18, 1999, between Inexcon Maine, Inc. and the Company. Attachments have been omitted but will be furnished supplementally to the Commission upon request.

                  99.1    Press release dated August 17, 1999.

                              BOWATER INCORPORATED
        PRO FORMA CONDENSED FINANCIAL STATEMENTS OF BOWATER INCORPORATED


The following unaudited proforma condensed financial statements give effect to the sale of Great Northern Paper ("GNP") which occurred August 17, 1999. The unaudited pro forma condensed income statements were prepared as if the sale had occurred as of the beginning of the periods presented (i.e. January 1, 1998), and the unaudited pro forma condensed balance sheet was prepared as if the sale occurred as of June 30, 1999. These statements do not purport to represent what the results of operations or financial position of Bowater would actually have been if the sale had occurred on the dates referred to above or to be indicative of the future results of operations or financial position of Bowater. The unaudited pro forma condensed financial statements should be read together with the audited financial statements and notes thereto as included in the Bowater Incorporated 1998 Annual Report on Form 10-K and the unaudited 1999 Quarterly Reports on Form 10-Q.

                              BOWATER INCORPORATED
                  PRO FORMA CONDENSED BALANCE SHEET - UNAUDITED
                                  JUNE 30, 1999
                    ($ in millions, except per share amounts)


                                                                    Bowater        (1)           Pro Forma
                                                                  As Reported      GNP          Adjustments       Pro Forma
                                                                 ------------------------------------------------------------
ASSETS
  Current Assets

     Cash and cash equivalents                                       $    36.5    $   (0.1)          $ 39.5  (1)   $    75.9
     Marketable securities                                                 2.1           -                -              2.1
     Accounts receivable, net                                            301.0       (33.1)            10.0  (1),(2)   277.9
     Inventories                                                         187.4       (28.6)               -            158.8
     Other current assets                                                 71.3        (4.9)               -             66.4
                                                                 ------------------------------------------------------------
        Total current assets                                             598.3       (66.7)            49.5            581.1

  Timber and timberlands                                                 372.0       (24.3)               -            347.7
  Fixed assets                                                         2,722.8      (139.3)               -          2,583.5
  Goodwill                                                               889.9           -                -            889.9
  Other assets                                                           141.5        (3.4)               -            138.1
                                                                 ------------------------------------------------------------
          Total assets                                               $ 4,724.5    $ (233.7)          $ 49.5        $ 4,540.3
                                                                 ============================================================


LIABILITIES & SHAREHOLDERS' EQUITY

  Current liabilities
      Current installments of long-term debt                         $    20.0    $      -           $    -        $    20.0
      Short-term bank debt                                                70.5           -            (70.5) (2)           -
      Accounts payable and accrued liabilities                           321.3       (41.2)            28.0  (3)       308.1
      Income taxes payable                                                57.2           -            (50.8) (4)         6.4
      Dividends payable                                                   10.9           -                -             10.9
                                                                 ------------------------------------------------------------
        Total current liabilities                                        479.9       (41.2)           (93.3)           345.4

   Long-term debt, net of current installments                         1,463.5           -                -          1,463.5
   Other long-term liabilities                                           340.2      (122.7)            65.0  (3)       282.5
   Deferred income taxes                                                 454.1           -             34.1  (4)       488.2
   Minority interests in subsidiaries                                    128.6           -                -            128.6

   Commitments and contingencies

   Shareholders' Equity
      Common stock                                                        59.6           -                -             59.6
      Exchangeable shares                                                151.2           -                -            151.2
      Additional paid-in capital                                       1,260.4       (78.3)            78.3          1,260.4
      Retained earnings                                                  746.7           -            (34.6) (5)       712.1
      Accumulated other comprehensive income/(loss)                      (26.2)        8.5                -            (17.7)
      Loan to ESOT                                                        (1.7)          -                -             (1.7)
      Treasury stock                                                    (331.8)          -                -           (331.8)
                                                                 ------------------------------------------------------------
        Total shareholders' equity                                     1,858.2       (69.8)            43.7          1,832.1
                                                                 ------------------------------------------------------------
        Total liabilities and shareholders' equity                   $ 4,724.5    $ (233.7)          $ 49.5        $ 4,540.3
                                                                 ============================================================


See accompanying notes to Pro Forma Condensed Financial Statements.

                              BOWATER INCORPORATED
                PRO FORMA CONDENSED INCOME STATEMENT - UNAUDITED
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                    ($ in millions, except per share amounts)


                                                                           (1)
                                                                         GNP and
                                                       Bowater          Pro Forma
                                                     As Reported        Adjustments       Pro Forma
                                                     -----------------------------------------------

Net Sales                                             $ 1,995.0          $ (425.0)        $ 1,570.0
Cost of Sales                                           1,422.2            (351.7)          1,070.5
Depreciation, amortization and  cost
   of timber harvested                                    229.6             (29.4)            200.2
Impairment of assets                                      119.6            (119.6)                -
                                                     -----------------------------------------------
     Gross profit                                         223.6              75.7             299.3
Selling and administrative expense                         81.4                 -              81.4
                                                     -----------------------------------------------
     Operating income                                     142.2              75.7             217.9
Other expense (income):
   Interest income                                        (17.5)             (0.7) (2)        (18.2)
   Interest expense, net of capitalized interest           98.4              (4.2) (2)         94.2
   Gain on sale of timberlands                            (21.1)              1.1             (20.0)
   Other, net                                              65.6               0.1              65.7
                                                     -----------------------------------------------
     Income before income taxes and
       minority interest                                   16.8              79.4              96.2
Income tax expense (benefit)                               27.1              36.0              63.1
Minority interests in net income of subsidiaries            8.2                 -               8.2
                                                     -----------------------------------------------
      Net income (loss)                                 $ (18.5)           $ 43.4            $ 24.9
                                                     ===========                       =============


Per Share amounts:
Basic average common shares outstanding                    47.6                 -              47.6

Basic earnings (loss) per share                         $ (0.44)           $ 0.92            $ 0.48
                                                     ===========                       =============

Diluted average common and common
   equivalent shares outstanding                           47.6               1.9              49.5 (6)

Diluted earnings (loss) per share                       $ (0.44)           $ 0.92            $ 0.48 (6)
                                                     ===========                       =============


See accompanying notes to Pro Forma Condensed Financial Statements.

                              BOWATER INCORPORATED
                PRO FORMA CONDENSED INCOME STATEMENT - UNAUDITED
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                    ($ in millions, except per share amounts)


                                                                                 (1)
                                                                               GNP and
                                                             Bowater          Pro Forma
                                                           As Reported       Adjustments        Pro Forma
                                                         ------------------------------------------------

Net Sales                                                   $ 1,098.7         $ (159.4)          $ 939.3
Cost of Sales                                                   840.8           (148.5)            692.3
Depreciation, amortization and  cost
   of timber harvested                                          151.8            (13.9)            137.9
Impairment of assets                                             92.0            (92.0)                -
                                                         ------------------------------------------------
     Gross profit                                                14.1             95.0             109.1
Selling and administrative expense                               42.6                -              42.6
                                                         ------------------------------------------------
     Operating income                                           (28.5)            95.0              66.5
Other expense (income):
   Interest income                                               (1.8)            (0.4) (2)         (2.2)
   Interest expense, net of capitalized interest                 63.0             (2.1) (2)         60.9
   Gain on sale of timberlands                                 (253.7)           253.7                 -
   Other, net                                                   (28.2)               -             (28.2)
                                                         ------------------------------------------------
     Income (loss) before income taxes and
       minority interest                                        192.2           (156.2)             36.0
Income tax expense                                               77.5            (60.0)             17.5
Minority interests in net income of subsidiaries                  3.0                -               3.0
                                                         ------------------------------------------------
      Net income (loss)                                       $ 111.7          $ (96.2)           $ 15.5
                                                         =============                     ==============


Per Share amounts:
Basic average common shares outstanding                          54.4                -              54.4

Basic earnings (loss) per share                                $ 2.03          $ (1.77)           $ 0.26
                                                         =============                     ==============

Diluted average common and common
   equivalent shares outstanding                                 55.3                -              55.3 (7)

Diluted earnings (loss) per share                              $ 2.00          $ (1.74)           $ 0.26 (7)
                                                         =============                     ==============


See accompanying notes to Pro Forma Condensed Financial Statements.

                              BOWATER INCORPORATED
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                     ($ IN MILLIONS UNLESS OTHERWISE NOTED)



1. These unaudited proforma condensed financial statements present results of operations as if the sale of Great Northern Paper ("GNP") occurred as of January 1, 1998 and present financial position as if the sale occurred on June 30, 1999. Proceeds from the sale include cash of $110.0 million, a note receivable for $10.0 million, and the assumption of certain liabilities of $130.0 million.

2. Debt Repayment and Interest Costs

   The proforma condensed financial statements reflect, for the periods presented, the interest savings resulting from the repayment of debt, and interest income on the $10.0 million note receivable from the buyer. Interest expense decreased $4.2 million for 1998 and $2.1 million for the first six months of 1999 assuming debt totaling $70.5 million was repaid with an interest cost of 6%. Interest income from the note receivable amounted to $0.7 million for 1998 and $0.4 million for the first six months of 1999. The tax effect of the reduction in net interest cost was additional tax expense of $1.9 million for 1998 and $1.0 million for the six months ended June 30, 1999.

3. Liabilities

   In connection with the sale, Bowater retained certain employee related liabilities and accrued transaction costs, working capital and other adjustments totalling $93.0 million.

4. Income Taxes

   Deferred tax adjustments associated with additional accrued liabilities noted above and the loss on sale net to $34.1 million. The current income tax adjustment totaled $50.8 million.

5. Loss on Sale

   The proforma condensed balance sheet reflects a charge to retained earnings of $34.6 million representing the net loss on the sale of GNP.

6. Earnings per share for the year ended December 31, 1998

   The diluted earnings per share calculation includes the following adjustments: (i) weighted shares outstanding include the dilutive effect of an additional 1.9 million common stock equivalents; (ii) net income is increased by adding back $1.0 million of interest expense on convertible debentures that are assumed to be converted to common stock; and (iii) net income is reduced by $2.2 million of preferred stock dividends.

7. Earnings per Share for the six months ended June 30, 1999

   The diluted earnings per share calculation includes a reduction to net income of $1.1 million for preferred stock dividends.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 1, 1999


BOWATER INCORPORATED
 (Registrant)

By:   /s/ Michael F. Nocito
   ---------------------------------------
Name:   Michael F. Nocito
     -------------------------------------
Title: Vice President and Controller
      ------------------------------------

                                  EXHIBIT INDEX

The following exhibits are filed herewith:


Exhibit No.                         Description
-----------                         -----------

2.1 Stock Purchase Agreement dated as of May 18, 1999, by and between Inexcon Maine, Inc. and the Company. Schedules and other attachments have been omitted but will be furnished supplementally to the Commission upon request.

2.1.1 Amendment No. 1 dated August 17, 1999, to Stock Purchase Agreement dated May 18, 1999, between Inexcon Maine, Inc. and the Company. Attachments have been omitted but will be furnished supplementally to the Commission upon request.

99.1     Press release dated August 17, 1999.